Exhibit 99.9

FBRSI 2005-5

Stress Runs for M6

	Class M3
	75 PPC	100 PPC	125 PPC
Fwd LIBOR
Break CDR(1)	9.69	10.39	11.19
Cumulative Losses(2)	17.23%	14.86%	13.34%
Discount Margin (bps)	108	109	110
WAL	14.51	11.59	9.44
Fwd LIBOR + 100 bps
Break CDR(1)	9.08	9.84	10.72
Cumulative Losses(2)	16.42%	14.24%	12.87%
Discount Margin (bps)	107	108	110
WAL	14.75	11.77	9.53
Fwd LIBOR + 200 bps
Break CDR(1)	8.86	9.81	10.95
Cumulative Losses(2)	16.13%	14.21%	13.11%
Discount Margin (bps)	106	108	109
WAL	14.92	11.72	9.47
Fwd LIBOR + 300 bps
Break CDR(1)	8.54	9.85	11.34
Cumulative Losses(2)	15.68%	14.25%	13.50%
Discount Margin (bps)	106	106	109
WAL	14.94	11.74	9.33

(1)	The “Break CDR” is the CDR that creates first dollar of principal loss on the related bond.

(2)	As a percentage of the Cut-Off Date balance of the Mortgage Loans as of the Cut-off Date.

Assumptions:

55% Loss Severity

12 Month Lag

Triggers Set to Fail

Run to maturity

Defaults are in addition to prepays

Principal and interest advanced on all defaulted loans

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Excess Spread Analysis

Period	Forward LIBOR Plus 100 bps	Forward LIBOR Plus 200 bps
1	5.4391%	5.4391%
2	2.0812%	2.0783%
3	2.0865%	2.0845%
4	2.5635%	2.5623%
5	2.0988%	2.0986%
6	2.2610%	2.2617%
7	2.1101%	2.1117%
8	2.2719%	2.2743%
9	2.1214%	2.1248%
10	2.1264%	2.1308%
11	2.2880%	2.2930%
12	2.1383%	2.1446%
13	2.2991%	2.3061%
14	2.1499%	2.1583%
15	2.1560%	2.1654%
16	2.6275%	2.6370%
17	2.1701%	2.1820%
18	2.3314%	2.3440%
19	2.1840%	2.1982%
20	2.3451%	2.3601%
21	2.1985%	2.2152%
22	2.2057%	2.2238%
23	2.5828%	2.3713%
24	2.4036%	2.2025%
25	2.5877%	2.4100%
26	2.4044%	2.2172%
27	2.4157%	2.2247%
28	2.8165%	2.6347%
29	3.1258%	2.9285%
30	3.3345%	3.1409%
31	3.1570%	2.9539%
32	3.3638%	3.1643%
33	3.1878%	2.9786%
34	3.2059%	2.9936%
35	4.0496%	3.9072%
36	3.8853%	3.7353%
37	4.0618%	3.9501%
38	3.7005%	3.5803%
39	3.6915%	3.5627%
40	4.3034%	4.1908%
41	3.8891%	4.2068%
42	4.0847%	4.4066%
43	3.8895%	4.2008%
44	4.0808%	4.3953%
45	3.8841%	4.1880%
46	3.8824%	4.1826%
47	4.1142%	4.5634%
48	3.9196%	4.3456%
49	4.0609%	4.5414%
50	3.8604%	4.3324%
51	3.8538%	4.3234%
52	4.4333%	4.9187%
53	3.8680%	4.3396%
54	4.0582%	4.5334%
55	3.8559%	4.3226%
56	4.0449%	4.5152%
57	3.8422%	4.3042%
58	3.8355%	4.2951%
59	4.4855%	4.9911%

Assumptions

Pricing Speed

No losses

Run to call

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.